Exhibit 10.4(G)

AMENDMENT NO. 6 TO LICENSE AGREEMENT

REGENTS OF THE UNIVERSITY OF MICHIGAN AND

ONCOMED PHARMACEUTICALS, INC.

THIS AMENDMENT NO. 6 TO THE LICENSE AGREEMENT (“Amendment”) is made effective as of October 6th, 2008 (the “Amendment Date”) and is entered into by and between THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a constitutional corporation of the State of Michigan (“Michigan”) and ONCOMED PHARMACEUTICALS, INC., a Delaware corporation having offices at 800 Chesapeake Drive, Redwood City, CA 94063 (“OncoMed”) to amend their License Agreement dated January 5, 2001, as amended by Amendment Number 1 to the License Agreement dated as of July 21, 2004, as amended by Amendment Number 2 to the License Agreement dated as of August 13, 2004, as amended by Amendment Number 3 to the License Agreement dated as of March 31st, 2005, as amended by Amendment Number 4 to the License Agreement dated as of December 12, 2005 and as amended by Amendment Number 5 to License Agreement dates as of March 12, 2007 (collectively “License Agreement”).

Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the License Agreement.

WHEREAS, Michigan and OncoMed entered into the License Agreement for the research, development and commercialization of Technology and Licensed Patents in the Licensed Field;

WHEREAS, two continuation-in-part applications have been filed, the first US Patent Application S.N. 11/607,780 (UM 2237P1) an application including content from three Michigan applications included in Licensed Patents; and, the second US Patent Application S.N. 11/776,935 (UM1819C2P1) an application including data generated by OncoMed and thus assigned to both Michigan and OncoMed; and,

WHEREAS, Michigan and OncoMed are desirous of including the two pending applications US Patent Application S.N. 11/607,780 and US Patent Application S.N. 11/776,935 in Licensed Patents;

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michigan and OncoMed hereby agree as follows:

1.	Amendment of the Agreement.

The parties hereby agree to amend Section 30.4 “Licensed Patents” of the License Agreement to include US Patent Application S.N. 11/607,780 and US Patent Application S.N. 11/776,935.

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2. No Other Changes. Except as expressly provided in this Amendment, all terms of the License Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to the License Agreement to be executed by their respective authorized officers.

THE REGENTS OF THE UNIVERSITY OF MICHIGAN		ONCOMED PHARMACEUTICALS, INC.

By:	/s/ Kenneth J. Nisbet	By:	/s/ John Lewicki
Name:	Kenneth J. Nisbet	Name:	John Lewicki, Ph.D.
Title:	Executive Director, UM Technology Transfer	Title:	Senior Vice President, R&D
Date:	10/06/08	Date:	10/06/08